UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 23, 2019
Date of Report (Date of Earliest Event Reported)

HP INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 PAGE MILL ROAD PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

    At the 2019 Annual Meeting held on April 23, 2019, HP Inc.’s (“HP”) stockholders voted on the four proposals outlined in HP’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 26, 2019 and cast their votes as described below.

	Proposal 1
	HP’s stockholders elected eleven individuals to HP’s Board of Directors (“Board of Directors”) for the succeeding year or until their successors are duly qualified and elected as set forth below:

	Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
	Aida M. Alvarez	1,122,560,895	14,939,672	1,757,173	197,429,550
	Shumeet Banerji	1,121,438,574	15,915,512	1,903,654	197,429,550
	Robert R. Bennett	1,132,999,157	3,865,774	2,392,809	197,429,550
	Charles V. Bergh	1,117,807,023	19,569,714	1,881,003	197,429,550
	Stacy Brown-Philpot	1,121,334,369	15,682,476	2,240,895	197,429,550
	Stephanie A. Burns	1,126,561,686	10,941,335	1,754,719	197,429,550
	Mary Anne Citrino	1,084,345,258	53,168,987	1,743,495	197,429,550
	Yoky Matsuoka	1,134,775,236	2,634,446	1,848,058	197,429,550
	Stacey Mobley	1,122,337,097	15,139,826	1,780,817	197,429,550
	Subra Suresh	1,134,085,653	2,897,968	2,274,119	197,429,550
	Dion J. Weisler	1,134,882,883	2,586,440	1,788,417	197,429,550

	Proposal 2
	HP’s stockholders ratified the appointment of Ernst & Young LLP as HP’s independent registered public accounting firm for the fiscal year ending October 31, 2019 as set forth below:

	Votes For	Votes Against	Abstentions
	1,311,157,711	22,429,450	3,100,129

	Proposal 3
	HP’s stockholders approved the advisory resolution to approve executive compensation as set forth below:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
	1,064,919,806	70,603,258	3,734,676	197,429,550

	Proposal 4

    HP's stockholders cast their votes with respect to the stockholder proposal related to the amendment of HP's governing documents to require an Independent Chairman of the Board of Directors as set forth below:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
	275,077,137	860,031,230	4,149,373	197,429,550

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP INC.

DATE: April 25, 2019	By:	/s/ Ruairidh Ross
	Name:	Ruairidh Ross
	Title:	Deputy General Counsel and Assistant Secretary